Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Balance Sheets
Accounts receivable, allowance for doubtful accounts (in dollars)	$ 2,082	$ 2,000	$ 2,450
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	1,000	1,000	1,000
Common stock, shares issued	1,000	1,000	1,000
Common stock, shares outstanding	1,000	1,000	1,000